ORTHOFIX INTERNATIONAL N.V
                           EXECUTIVE SHARE OPTI0N PLAN
                                      * * *

                                    ARTICLE I

                                    Purpose
                                    -------

         The Orthofix International N.V. Executive Share Option Plan (the "Plan") is intended as an incentive to encourage the continued employment and increase the proprietary interest of certain directors, officers and key employees of Orthofix International N.V. (the "Company") and its subsidiaries. The Plan is designed to grant such directors, officers and key employees the opportunity to share in the Company's long-term success through ownership of common shares, par value $0.10 per share (the "Common Shares") of the Company, and to afford them the opportunity for additional compensation related to the value Common Shares.

         The word "Company", when used in the Plan with reference to the employment of Optionees (as hereinafter defined), shall include subsidiaries of the Company. The word "subsidiary", when used in the Plan shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

         Options to acquire Common Shares ("Options") granted under the Plan are not intended to qualify as, and may not be designated as, "incentive stock options" within the meaning of Section 422 of the Code.

                                   ARTICLE II

                                 Administration
                                 --------------

         The Plan shall be administered by the Board of Directors of the Company (the "Board"), or a committee selected by the Board from among its members, which committee shall have the administrative powers granted to the Board hereunder.

         Subject to the provisions of the Plan, the Board shall have sole authority, in its absolute discretion: (a) to determine which of eligible persons shall be granted Options; (b) to determine the times when Options shall be granted and the number of Common Shares to be subject to Options; (c) to



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determine the Option price of the Common Shares subject to each Option; (d) to determine the time or times when each Option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of Options issued hereunder; (e) to prescribe the form or forms of the Option agreements under the Plan (which forms shall be consistent with the terms of the Plan but need not be identical and may contain such terms as the Board may deem appropriate to carry out the purposes of the Plan); (f) to determine the nature of any rights and restrictions to be imposed on Common Shares subject to Options issued hereunder; (g) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; (h) to construe and interpret the Plan, the Option agreements under the Plan and the rules and regulations adopted from time to time, if any; and (i) to make all other determinations deemed necessary or advisable for the administration of the Plan but in no event shall any such actions referred to in (a) through (i) hereof adversely affect the rights of an optionee over Options previously granted.

                                   ARTICLE III

                                  Common Shares
                                  -------------

         Common Shares subject to Options granted under the Plan shall be authorized but unissued Common Shares. Under the Plan, the total number of Common Shares which may be purchased pursuant to Options granted hereunder shall not exceed, in the aggregate, 1,750,000, except as such number of Common Shares shall be adjusted in accordance with the provisions of ARTICLE IX hereof.

         Each Option granted under the Plan shall be evidenced by an Option agreement between the Company and the Optionee containing such provisions, not inconsistent with the Plan, as may be determined by the Board.

         The number of Common Shares available for grant of Options under the Plan shall be decreased by the sum of the number of Common Shares with respect to which Options have been issued and are then outstanding and the number of Common Shares issued upon exercise of Options. In the event that any outstanding Option for any reason expires, lapses, or is cancelled prior to the end of the period during which Options may be granted, the Common Shares called for by the unexercised portion of such Option may again be subject to an option under the Plan.

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                                    ARTICLE IV

                          Eligibility of Participants
                          ---------------------------

         Directors, officers and key employees of the Company who have been selected by the Board ("Optionees") shall be eligible to receive grants of Options under the Plan.

                                    ARTICLE V

                                  Option Price
                                  ------------

         The Option price of each Option granted under the Plan shall be determined by the Board; provided, however, that the Option price per Common Share shall not be less than the lesser of (i) the fair market value of one Common Share at the time the Option is granted, and (ii) 120% of the price to the public in the offering registered on Form F-1, File No. 33-46255 (the "IPO Price") (as adjusted in accordance with ARTICLE IX).

         At any time when the Common Shares are quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value of Common Shares as of any date shall be deemed to be the mean betweeen the last quoted bid and asked prices on NASDAQ on the immediately preceding date, or, if not quoted on that day, then on the last preceding date on which such Common Shares were quoted. If the Common Shares are listed on one or more national securities exchanges the fair market value of Common Shares as of any date shall be deemed to be the mean between the highest and lowest sale prices reported on the principal national securities exchange on which such Common Shares are listed and traded on the immediately preceding date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Common Shares are not quoted on NASDAQ or listed on an exchange, or representative quotes are not otherwise available, the fair market value of the Common Shares shall mean the amount determined by the Board to be the fair market value based upon a good faith attempt to value the Common Shares accurately.

                                   ARTICLE VI

                         Terms and Conditions of Options
                         -------------------------------

         Options granted under the Plan shall vest and become exercisable in such installments as the Board shall determine at the time of grant. Options may be exercisable in whole or in part and if an Option is exercisable in part, the portion thereof which is exercisable and not exercised shall remain exercisable.

         The term of Options granted hereunder shall be set by the Board at the time of grant. Options may provide that if, prior to expiration of the Option term, the Optionee shall cease to be employed by the Company for any reason, such Option shall remain exercisable by the Optionee for such period of time as the Board may determine.

         For purposes of the Plan, in the case of an Optionee who is a non-employee director of the Company, references to employment herein shall be deemed to refer to such Optionee's service to the Company in such capacity.

                                   ARTICLE VII

                            Payment for Common Shares
                            -------------------------

         Payment for Common Shares acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option, in immediately available funds in United States dollars, by certified or bank cashier's check or by such other means, or combination of means, as the Board may determine, including, but not limited to, the tendering by the Optionee's previously owned Common Shares. Payment in full shall include payment of any amounts required under paragraph (b) of ARTICLE XVII.

                                  ARTICLE VIII

                      Non-Transferability of Option Rights
                      ------------------------------------

         During the lifetime of an Optionee, Options granted to such Optionee shall be exercisable only by him. No Option shall be transferable, except by will or the laws of descent and distribution.

                                   ARTICLE IX

                   Adjustment of and Changes in Common Snares
                   ------------------------------------------

         In the event of any merger, consolidation, recapitalization, reclassification, stock split, stock dividend, distribution of property, special cash dividend, or other change in corporate structure affecting the Common Shares, the Board shall make such equitable adjustments, if any, as it deems appropriate in the number and class of shares subject to, and the exercise price of, outstanding Options granted under the Plan or available to be granted under the Plan. The foregoing equitable adjustments shall be determined by the Board in its sole discretion.

                                    ARTICLE X

                        No Obligation to Exercise Option
                        --------------------------------


         Granting of an Option shall impose no obligation on the recipient to exercise such Option.

                                   ARTICLE XI

                            Rights as a Shareholder
                            -----------------------

         An Optionee shall have no rights as a shareholder with respect to any Common Shares covered by his Option until such person shall have become the holder of record of such Common Shares, and such person shall not be entitled to any dividends or distributions or other rights in respect of such Common Shares for which the record date is prior to the date on which such person shall have become the holder of record thereof, except as otherwise provided in ARTICLE IX.

                                   ARTICLE XII

                                Employment Rights
                                -----------------

         No Provision of the Plan or any Option granted hereunder shall confer on an Optionee ant right to continue in the employ of the Company, or to interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

                                  ARTICLE XIII

                              Compliance with Law
                              -------------------

         The Company is relieved from any liability for the non-issuance or non-transfer or any delay in the issuance or transfer of any Common Shares subject to Options under the Plan which results from the inability of the Company to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction or authority, any requisite approval to issue or transfer any such Common Shares if counsel for the Company deems such approval necessary for lawful issuance or transfer thereof.

                                   ARTICLE XIV

                            Cancellation of Options
                            -----------------------

         The Board in its discretion may, with the written consent of an Optionee, cancel any outstanding Option held by such Optionee.

                                   ARTICLE XV

                    Effective Date; Expiration Date of Plan
                    ---------------------------------------

         The Plan shall become effective upon approval by the shareholders of the Company. The expiration date of the Plan, after which no Options may be granted hereunder, shall be the tenth (10th) anniversary of the date of such approval.

                                   ARTICLE XVI

                       Amendment or Discontinuance of Plan
                       -----------------------------------

         The Board may terminate, amend or modify the Plan in its sole discretion at any time or from time to time; provided however, that no such action shall, without the consent of the Optionee affected thereby, adversely affect the rights of any Optionee with respect to Options granted prior to such termination, amendment or modification.

                                  ARTICLE XVII

                                 Miscellaneous
                                 -------------

         (a) Options shall be evidenced by Option agreements (which need not be identical) in such forms as the Board may from time to time approve. Such agreements shall not be inconsistent with the terms and conditions of the Plan and may provide that the grant of any Option under the Plan and Common Shares acquired pursuant to the Plan shall be subject to such other conditions as the Board determines appropriate, including, without limitation, provisions to assist the Optionee in financing the purchase of Common Shares through the exercise of Options, provisions for the forfeiture of, or restrictions on, resale or other disposition of Common Shares under the Plan, provisions giving the Company the right to repurchase Common Shares acquired under the Plan in the event the Optionee elects to dispose of such Common Shares, and provisions to comply with any applicable securities laws and tax withholding requirements. The options shall also be entered in a register, kept by or on behalf of the Board.

         (b) The Company may, in its discretion, require that an Optionee pay to the Company, at the time of grant or exercise of Options, such amount as the Company deems necessary to satisfy its obligations to withhold U.S. Federal, state, or local income or other taxes, or taxes of any other jurisdiction, incurred by reason of such grant, exercise or the transfer of Common Shares acquired thereupon.

         (c) If the Board shall find that any person to whom any amount is payable under the plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Board so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Board to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Board and the Company therefor.

         (d) The Plan shall be governed by and construed in accordance with the internal laws of the Netherlands Antilles without reference to rules relating to conflict of law.

         (e) No provision af the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Optioneees shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employeees under general law.

         (f) Each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and upon any other information furnished in connection with the Plan by any person or persons other than such member.

         (g) Except as otherwise specifically provided in the relevant plan document, no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit-sharing, group insurance or other benefit plan of the Company.

         (h) The expenses of administering the Plan shall be borne by the Company.

         (i) Masculine pronouns and other words of masculine gender shall refer to both men and women.

                          SHARE OPTION AGREEMENT UNDER
                        THE ORTHOFIX INTERNATIONAL N.V.
                          EXECUTIVE SHARE OPTION PLAN
                          ---------------------------


         This Option Agreement (the "Agreement") is made effective as of the 31st day of March, 1992, between Orthofix International N.V., a Netherlands Antilles company (the "Company"), and the person signing this Agreement adjacent to the caption "Optionee" on the signature page hereof (the "Optionee"). Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Orthofix International N.V. Executive Share Option Plan (the "Plan").

         WHEREAS, pursuant to the Plan, the Company desires to afford the Optionee the opportunity to purchase Common Shares on the terms and conditions set forth herein;

         NOW, THEREFORE, in connection with the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. Grant of Options. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to, but not exceeding in the aggregate, _______ Common Shares, on the terms and conditions herein set forth.

         2. Purchase Price. The purchase price of each Common Share covered by the Option shall be 120% of the IPO Price.

         3. Term and Vesting of the Option.

            (a) Service Shares.

            (i) Vesting. Subject to Section (4) hereof, the Option, to the extent of 50% of the Common Shares covered thereby (the "Service Shares"), shall vest and become exercisable, on a cumulative basis, as to 20% of the Service Shares on and after the first anniversary of the date hereof, and as to an additional 20% of the Service Shares on and after each of the second, third, fourth and fifth anniversaries of the date hereof; provided that, with respect to each such installment, the Optionee remains in the employ of the Company as of such anniversary.

            (ii) Term. The term of the Option with respect to the Service Shares shall be six (6) years from the date hereof, subject to earlier termination in accordance with Section 4 hereof.

          (b) Performance Shares.

          (i) Vesting. Subject to Section 4 hereof, the Option, to the extent of 50% of the Common Shares covered thereby (the "Performance Shares"), shall vest and become exercisable on the tenth anniversary of the date hereof, provided that the Optionee remains in the employ of the Company as of such anniversary, and provided, further, that vesting with respect to Performance Shares may be accelerated in accordance with Section 3(b)(ii) hereof.

          (ii) Accelerated Vesting of Performance Shares.

                    (A) Subject to Section 3(b)(ii)(B) and Section 4 hereof, the Option shall vest and become exercisable, on a cumulative basis, with respect to 25% of the Performance Shares when the average fair market value of the Common Shares (determined in accordance with Article V of the Plan) over a period of 180 consecutive days (based on the days within such 180-day period for which price quotes are available on NASDAQ, or, if the Common Shares are listed on a national securities exchange, the days for which prices are reported) (the "Average Price") attains a 100% multiple of the IPO Price, and with respect to an additional 25% of the Performance Shares each time the Average Price attains an additional 100% multiple of the IPO Price.

                    (B) Section 3(b)(ii)(A) hereof notwithstanding, and subject to Section 4 hereof, the Option shall vest and become exercisable with respect to not more than 25% of the Performance Shares for each full year of the Optionee's employment with the Company commencing with the date hereof.

          (iii) Term. The term of the Option with respect to the Performance Shares shall be eleven (11) years from the date hereof, subject to earlier termination in accordance with Section 4 hereof.

         4. Termination of Employment.

            (a) Without Cause or for Good Reason. In the event the Optionee's employment with the Company is terminated by the Company without "Cause," or by the Optionee for "Good Reason," (i) with respect to the Service Shares, the Optionee shall be treated for vesting purposes as if he had continued in the employ of the Company until the anniversary of the date hereof next succeeding such termination, and (ii) with respect to the Performance Shares, the Optionee shall be treated for vesting purposes as if he had continued in the employ of the

Company until the later of (A) the fourth anniversary of the date hereof, and
(B) the actual date of such termination. In either event, the Option, to the extent exercisable at the time of termination of employment (after giving effect to this Section 4(a)), shall remain so exercisable for a period of 180 days after such termination, and shall thereafter terminate.

         For purposes of this Agreement, "Cause" and "Good Reason" shall have the meanings given such terms in the Employment Agreement between the Optionee and the Company dated as of March 31, 1992 (the "Employment Agreement").

            (b) Death or Disability. In the event the Optionee's employment with the Company is terminated by reason of death or permanent disability (within the meaning of Section 5.2 of the Employment Agreement), the Option, to the extent exercisable at the time of termination of employment, shall remain so exercisable for a period of twelve months after such termination, and shall thereafter terminate.

            (c) For Cause or without Good Reason. In the event the Optionee's employment with the Company is terminated by the Company for Cause, or by the Optionee without Good Reason, the Option, to the extent exercisable at the time of termination of employment, shall remain so exercisable for a period of 90 days after such termination, and shall thereafter terminate.

            (d) Changes in the Average Price occurring after termination of the Optionee's employment with the Company shall not be considered in determining the vesting of Performance Shares under Section 3(b)(ii) hereof.

            (e) The word "Company" as used in this Section 4 shall include any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

         5. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its offices located at 7 Abraham de Veerstraat, Curacao, Netherlands Antilles. Such notice shall state the election to exercise the Option and the number of Common Shares in respect of which the Option is being exercised, and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of (a) the full purchase price of such Common Shares in accordance with Article VII of the Plan, and (b) any withholding or other taxes due by reason of such exercise, in accordance with paragraph (b) of Article XVII of the Plan.